EXHIBIT 23.1
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                       CONSENT OF INDEPENDENT ACCOUNTANTS


         We consent to the incorporation by reference in the Registration Statements on Form S-8 (File Numbers 33-66826, 33-78546, 33-95432, 333-57249,
333-103049, and 333-96903) and Form S-3 (File Numbers 33-71416, 333-1748,
333-54804, 333-64734, 333-76556, and 333-90654) of Able Laboratories, Inc., of
our report dated January 31, 2003, appearing in this Annual Report on Form 10-K of Able Laboratories, Inc. for the year ended December 31, 2002.


         /s/ Wolf & Company, P.C.
         Boston, Massachusetts
         March 25, 2003